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                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, D.C.  20549

                             ---------------------

                                   FORM  8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                        SECURITIES EXCHANGE ACT OF 1934


                            -----------------------

               DATE OF EARLIEST EVENT REPORTED: NOVEMBER 13, 1997


                         U.S. TIMBERLANDS COMPANY, L.P.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         DELAWARE                       0-23259                   91-1842156
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)




                                  P.O. BOX 10
                                6400 HIGHWAY 66
                          KLAMATH FALLS, OREGON 97601
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



                                 (541) 884-2240
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.   OTHER EVENTS

     On November 19, 1997, the initial public offering of 7,458,684 common units (the "Common Units") representing limited partner interests in U.S. Timberlands Company, L.P. (the "Company") was consummated. In addition, the initial public offering of $225 million aggregate principal amount of 9 5/8% Senior Notes due 2007 issued by U.S. Timberlands Klamath Falls, L.L.C. (the "Operating Company") and U.S. Timberlands Finance Corp. ("Finance Corp.") was consummated. On December 12, 1997, the Company issued an additional 1,118,803 Common Units in connection with the underwriters' over-allotment option being exercised in full. For additional information regarding the public offerings, see the Company's Registration Statement on Form S-1 (No. 333-32811) and the Operating Company and Finance Corp.'s Registration Statement on Form S-1 (No. 333-34389).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of businesses acquired.
           Not applicable.

     (b) Pro forma financial information.
           Not applicable.

     (c) Exhibits.

         1.1 Underwriting Agreement, dated November 13, 1997, by and among U.S. Timberlands Company, L.P., New Services, L.L.C., U.S. Timberlands Klamath Falls, L.L.C., U.S. Timberlands Services Company, L.L.C., U.S. Timberlands Holdings, L.L.C. and Smith Barney Inc., as Representative of the Underwriters.

         3.1 Amended and Restated Agreement of Limited Partnership of U.S. Timberlands Company, L.P. dated as of November 19, 1997.

         3.2 Second Amended and Restated Operating Agreement of U.S. Timberlands Klamath Falls, L.L.C. dated as of November 19, 1997.

         10.1 Credit Agreement dated as of November 19, 1997, among U.S. Timberlands Klamath Falls, L.L.C., Bank of America National Trust and Savings Association, as Agent, and Letter of Credit Issuing Bank and Other Financial Institutions.

         10.2 Indenture dated November 19, 1997, among U.S. Timberlands Klamath Falls, L.L.C., U.S. Timberlands Finance Corp. and State Street Bank and Trust Company, as trustee.

         10.3 Contribution, Conveyance and Assumption Agreement dated as of November 19, 1997, among U.S. Timberlands Company, L.P., U.S. Timberlands Management Company, L.L.C., U.S. Timberlands Klamath Falls, L.L.C., U.S. Timberlands Holdings, L.L.C., U.S. Timberlands Services Company, L.L.C. and Rudey Timber Company, L.L.C.

         10.4 Underwriting Agreement, dated November 13, 1997, by and among New Services, L.L.C., U.S. Timberlands Company, L.P., U.S. Timberlands Services Company, L.L.C., U.S. Timberlands Holdings, L.L.C., U.S. Timberlands Klamath Falls, L.L.C., U.S. Timberlands Finance Corp. and Smith Barney Inc., as Representative of the Underwriters.

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         10.5 Employment Agreement dated as of July 9, 1997, by and among U.S.
              Timberlands Services Company, L.L.C., U.S. Timberlands Company, L.P., New Services, L.L.C. and Edward J. Kobacker.

         10.6 Employment and Consulting Agreement dated as of October 22, 1997, by and among U.S. Timberlands Services Company, L.L.C., U.S. Timberlands Company, L.P., New Services, L.L.C. and John J. Stephens.

         10.7 Employment Agreement dated as of November 4, 1997, by and among U.S. Timberlands Services Company, L.L.C., U.S. Timberlands Company, L.P., New Services, L.L.C. and John M. Rudey.

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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               U.S. TIMBERLANDS COMPANY, L.P.


                               By: U.S. Timberlands Services Company, L.L.C. Its General Partner


Date: January 14, 1998         By:  /s/ John M. Rudey
                                    ------------------------------------------
                                    John M. Rudey
                                    Chairman

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                                 Exhibit Index


  EXHIBIT
  NUMBER                                 DESCRIPTION OF EXHIBIT
----------    --------------------------------------------------------------------------------

         1.1  Underwriting Agreement, dated November 13, 1997, by and among U.S. Timberlands
              Company, L.P., New Services, L.L.C., U.S. Timberlands Klamath Falls, L.L.C.,
              U.S. Timberlands Services Company, L.L.C., U.S. Timberlands Holdings, L.L.C. and
              Smith Barney Inc., as Representative of the Underwriters.

         3.1  Amended and Restated Agreement of Limited Partnership of U.S. Timberlands
              Company,  L.P. dated as of November 19, 1997.

         3.2  Second Amended and Restated Operating Agreement of U.S. Timberlands Klamath
              Falls, L.L.C.  dated as of November 19, 1997.

        10.1  Credit Agreement dated as of November 19, 1997, among U.S. Timberlands Klamath
              Falls, L.L.C., Bank of America National Trust and Savings Association, as Agent,
              and Letter of Credit Issuing Bank and Other Financial Institutions.

        10.2  Indenture dated November 19, 1997, among U.S. Timberlands Klamath Falls, L.L.C.,
              U.S. Timberlands Finance Corp. and State Street Bank and Trust Company, as
              trustee.

        10.3  Contribution, Conveyance and Assumption Agreement dated as of November 19, 1997, among U.S. Timberlands Company, L.P., U.S. Timberlands Management Company,
              L.L.C., U.S. Timberlands Klamath Falls, L.L.C., U.S. Timberlands Holdings,
              L.L.C., U.S. Timberlands Services Company, L.L.C. and Rudey Timber Company,
              L.L.C.

        10.4  Underwriting Agreement, dated November 13, 1997, by and among New Services,
              L.L.C., U.S. Timberlands Company, L.P., U.S. Timberlands Services Company,
              L.L.C., U.S. Timberlands Holdings, L.L.C., U.S. Timberlands Klamath Falls,
              L.L.C., U.S. Timberlands Finance Corp.  and Smith Barney Inc., as Representative
              of the Underwriters.

        10.5  Employment Agreement dated as of July 9, 1997, by and among U.S. Timberlands
              Services Company, L.L.C., U.S. Timberlands Company, L.P., New Services, L.L.C.
              and Edward J. Kobacker.

        10.6  Employment and Consulting Agreement dated as of October 22, 1997, by and among
              U.S. Timberlands Services Company, L.L.C., U.S. Timberlands Company, L.P., New
              Services, L.L.C. and John J. Stephens.

        10.7  Employment Agreement dated as of November 4, 1997, by and among U.S. Timberlands
              Services Company, L.L.C., U.S. Timberlands Company, L.P., New Services, L.L.C.
              and John M. Rudey.
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